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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 1, 1998

                         Commission file number 0-26980

                            ARV ASSISTED LIVING, INC.
             (Exact name of Registrant as specified in its charter)


             DELAWARE                                      33-0160968
   (STATE OR OTHER JURISDICTION OF                     (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NO.)


      245 FISCHER AVENUE, D-1
           COSTA MESA, CA                                     92626
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                    (ZIP CODE)


        REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 751-7400


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ITEM 5. OTHER EVENTS

Effective June 1, 1998, ARV Assisted Living, Inc. ("the Company") named Douglas
M. Pasquale as the President and Chief Operating Officer and effective June 15, 1998, the Company named Patricia J. Gifford, MD as the Chief Medical Officer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b)     Exhibits

        Number          Exhibit
        ------          -------

        99.1 Press Release dated June 10, 1997 relating to the appointment of Douglas M. Pasquale as President and Chief Operating Officer.

        99.2 Press Release dated June 12, 1997 relating to the appointment of Patricia J. Gifford, MD as Chief Medical Officer.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARV Assisted Living, Inc.


By: /s/ Sheila M. Muldoon
   --------------------------------------------
    Sheila M. Muldoon
    Senior Vice President and General Counsel
    (Duly authorized officer)


Date:  June 15, 1998